UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 14, 2013

QLT Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 101, Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On June 14, 2013, the Company’s shareholders approved the amended and restated QLT 2000 Incentive Stock Plan (the “Restated Plan”) at the Company’s Annual General and Special Meeting (the “Annual Meeting”), which previously had been approved by the Company’s Board of Directors, subject to shareholder approval. For a description of the Restated Plan, see Proposal No. 5, “Approval of the Amended and Restated Incentive Stock Plan” in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on May 22, 2013 (the “Proxy Statement”). Such description, which is qualified in its entirety by reference to the Restated Plan attached as Exhibit 10.70 hereto, is incorporated by reference to this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders

The following provides a summary of votes cast for the proposals on which the shareholders of the Company voted at the Annual Meeting held on June 14, 2013.

Proposal 1. The seven nominees for director were elected to serve terms of one year until the next annual meeting of shareholders and the election of their successors, as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Jason M. Aryeh	26,732,726	7,567,806	5,298,749
Dr. Vicente Anido, Jr.	26,834,318	7,466,214	5,298,749
Dr. Geoffrey F. Cox	26,834,721	7,465,811	5,298,749
Dr. John W. Kozarich	26,834,484	7,466,048	5,298,749
Jeffrey A. Meckler	26,834,787	7,465,745	5,298,749
Dr. Stephen L. Sabba	26,833,398	7,467,134	5,298,749
John C. Thomas, Jr.	26,830,421	7,470,111	5,298,749

Proposal 2. The shareholders approved a reduction of capital of the Company’s common shares in the amount of US $200 million and a resulting cash distribution to the holders of the Company’s common shares, as follows:

For	Against	Withheld	Broker Non-Votes
34,289,997	9,109	1,425	5,298,750

Proposal 3. The shareholders approved the proposal to appoint Deloitte LLP as the Company’s independent auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors, as follows:

For	Withheld	Broker Non-Votes
39,212,218	387,063	0

Proposal 4. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Company’s Proxy Statement dated May 10, 2013, as follows:

For	Against	Withheld	Broker Non-Votes
26,513,337	329,673	7,457,522	5,298,749

Proposal 5. The shareholders approved the amended and restated QLT 2000 Incentive Stock Plan, as follows:

For	Against	Withheld	Broker Non-Votes
26,235,523	453,521	7,456,410	5,298,749

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

10.70	Amended and Restated QLT 2000 Incentive Stock Plan (incorporated by reference to Appendix “A” to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 22, 2013)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QLT INC.

By:	/s/ Sukhi Jagpal
Name: Title:	Sukhi Jagpal Chief Financial Officer

Date: June 19, 2013